UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 2, 2005
                                         --------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


             1-3950                                     38-0549190
             ------                                     ----------
     (Commission File Number)                 (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                        48126
 -------------------------------------                        -----
(Address of principal executive offices)                    (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                     - 2 -

Item 8.01. Other Events.
-----------------------

     Our news release dated August 2, 2005 concerning U.S. retail sales of Ford vehicles in July 2005, filed as Exhibit 99 to this report, is incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.
--------------------------------------------


                                    EXHIBITS
                                    --------

Designation            Description                      Method of Filing
-----------            -----------                      ----------------

Exhibit 99             News Release dated               Filed with this Report
                       August 2, 2005













                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FORD MOTOR COMPANY
                                           ------------------
                                           (Registrant)


Date:  August 2, 2005                      By: /s/Kathryn S. Lamping
                                               ---------------------
                                               Kathryn S. Lamping
                                               Assistant Secretary





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                                     - 3 -



                                  EXHIBIT INDEX
                                  -------------


Designation            Description
-----------            -----------

Exhibit 99             News Release dated August 2, 2005